                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) June 10, 2002
                                                          -------------

               Registrant, State of Incorporation,
Commission     Address of Principal Executive Offices     I.R.S. employer
File Number    and Telephone Number                       Identification Number

1-8788         SIERRA PACIFIC RESOURCES                   88-0198358
               P.O. Box 10100
               (6100 Neil Road)
               Reno, Nevada 89520-0400 (89511)
               (775) 834-4011

1-4698         NEVADA POWER COMPANY                       88-0045330
               6226 West Sahara Avenue
               Las Vegas, Nevada 89146
               (702) 367-5000

0-508          SIERRA PACIFIC POWER COMPANY               88-0044418
               P.O. Box 10100
               (6100 Neil Road)
               Reno, Nevada 89520-0400 (89511)
               (775) 834-4011

                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5. Other Events
--------------------

On June 10, and June 11, 2002, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued press releases as described below.

On June 10, 2002, Sierra Pacific Resources issued a press release announcing that Duke Energy North America, a subsidiary of Duke Energy Corporation, has agreed to supply up to 1,000 megawatts of electricity per hour, as well as natural gas, to Nevada Power Company and Sierra Pacific Power Company to fulfill customers' power requirements during the peak summer period. This would offset power and gas supply terminations by certain other suppliers, as well as previously unfilled short positions.

Duke Energy also agreed to accept a deferred payment program for a portion of the summer costs under its existing power-supply contracts with Nevada Power.

Concurrently, Nevada Power Company and Sierra Pacific Power Company agreed to drop their Federal Energy Regulatory Commission Section 206 complaint proceedings against Duke Energy.

A copy of the press release, dated June 10, 2002, is attached as Exhibit 99.1 hereto.

On June 11, 2002, Sierra Pacific Resources issued a press release announcing that a lawsuit has been filed against its two utility subsidiaries by Enron Power Marketing Inc. over a power-supply contract that Enron terminated earlier this year. Enron's legal action, which was filed in the Bankruptcy Court for the Southern District of New York, seeks damages measured by the difference between the contract price for energy deliveries through the summer of 2002 and the current market price for that energy, approximately $307 million as previously reported.

A copy of the press release, dated June 11, 2002, is attached as Exhibit 99.2 hereto.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

         Not required

     (b) Pro forma financial information.
         -------------------------------

         Not required

     (c) Exhibit.
         -------

         99.1 Sierra Pacific Resources- Press Release issued June 10, 2002

         99.2 Sierra Pacific Resources- Press Release issued June 11, 2002

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  Sierra Pacific Resources
                                                  ------------------------
                                                        (Registrant)

Date:   June 11, 2002                     By:       /s/ John E. Brown
        -------------                        --------------------------------
                                                       John E. Brown
                                                        Controller

                                                    Nevada Power Company
                                                    --------------------
                                                       (Registrant)

Date:   June 11, 2002                     By:        /s/ John E. Brown
        -------------                        --------------------------------
                                                       John E. Brown
                                                        Controller

                                                Sierra Pacific Power Company
                                                ----------------------------
                                                       (Registrant)

Date:   June 11, 2002                     By:        /s/ John E. Brown
        -------------                        --------------------------------
                                                        John E. Brown
                                                         Controller

                                  Exhibit Index
                                  -------------

Exhibit 99.1

        Sierra Pacific Resources - Press Release issued June 10, 2002.


Exhibit 99.2

        Sierra Pacific Resources - Press Release issued June 11, 2002.